Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TWC Holding LLC (the “Company”) for the quarterly period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian A. Lutes, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 15, 2006

By:	/s/ Brian A. Lutes
Brian A. Lutes
Chief Financial Officer and Treasurer